1©2025 U.S. Bank | Confidential U.S. Bancorp 1Q26 Earnings Conference Call A p r i l 1 6 , 2 0 2 6

2©2025 U.S. Bank | Confidential Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects, targets, initiatives and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business, political and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements and any credit card interest rate caps, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in trade policy, including the imposition of tariffs or the impacts of retaliatory tariffs; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of U.S. Bancorp’s loan portfolios or in the value of the collateral securing those loans; changes in commercial real estate occupancy rates; increases in Federal Deposit Insurance Corporation (FDIC) assessments, including due to bank failures; actions taken by governmental agencies to stabilize or reform the financial system and the effectiveness of such actions; turmoil and volatility in the financial services industry; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competitive pressure; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties, including as a result of cybersecurity incidents; failures to safeguard personal information; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events, including due to the continuation of the conflict in the Middle East; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions, such as the pending acquisition of Condor Trading LP and its subsidiaries, including BTIG, LLC, and related integration, including that the expected benefits may take longer than anticipated to achieve or may not be achieved in entirety or at all and the costs relating to the combination may be greater than expected; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk and liquidity risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2025, and subsequent filings with the Securities and Exchange Commission. Factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the difficulty forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of U.S. Bancorp’s control or cannot be reasonably predicted. For the same reasons, U.S. Bancorp’s management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3©2025 U.S. Bank | Confidential 1Q26 Highlights Growth • Top-line YoY revenue growth supported by strong loan growth, consumer deposit momentum, and sustained fee-based growth Productivity • Continued expense discipline supporting seven consecutive quarters of positive operating leverage, as adjusted Returns • Strong profitability driven by disciplined balance sheet actions and a diversified mix of net interest income and fee-based revenue Risk & Financial Management • Asset quality metrics in line with expectations and strong capital levels 1 Taxable-equivalent basis; Non-GAAP; see appendix for calculation. 2 Non-GAAP; see appendix for calculations. 3 Common equity tier 1 capital to risk-weighted assets. 0.56% Net Charge-off Ratio 10.8% CET1 Capital Ratio3 4.1% Net Interest Income1 Growth vs. 1Q25 6.9% Fee Revenue Growth vs. 1Q25 440 bps Positive Operating Leverage2 vs. 1Q25 $1.18 Earnings per share 14.6% vs. 1Q25 17.0% Return on Tangible Common Equity2 1.15% Return on Average Assets 2.77% Net Interest Margin 58.2% Efficiency Ratio2 -260 bps vs. 1Q25

4©2025 U.S. Bank | Confidential Growing our Business Banking Franchise Top 3 SBA lender in 22 states4 • Faster product launches with dedicated operating model • Continued investment in differentiated solutions across payments, banking, and lending o Business Essentials bundles o Embedded digital capabilities (e.g., Spend Management, Bill Pay for Business, Payroll) o Merchant services and small business cards o Lending capabilities (e.g., SBA, healthcare) • Amazon Small Business co-brand partnership meaningfully expands reach and payments opportunity o Expected to convert in Q3 2026 o Unique co-brand; anticipated banking expansion 8% Fee revenue CAGR3 Our Strategy ¹ CAGR based on 2/28/2023 to 2/28/2026. 2 Small business clients from 2/28/2023 to 2/28/2026. 3 CAGR based on FY 2023 to FY 2025. 4 Based on FY 2025 7(a) Lender Report. Small Business Revenue Mix FY 2025 % of Revenue by Product 9% of U.S. Bancorp FY 2025 revenue Other Merchant Credit Card Lending Deposit 2023 2026 1.14M 1.40M 7% CAGR USB small business clients Small Businesses represent 40%+ of U.S. GDP and employment 48% 10% 18% 16% 8% 1 2

California as a Growth Engine

MUFG Union Bank acquisition revenue synergies are driving growth in California

California[1]

$4.1T+ GDP | **~40M** consumers | **~4.3M** small businesses



Small business concentration[3]

0 85K

● USB branches
● USB client centers

usbancorp

560+ locations

#4 market share[2]

$76B+ deposits

CA Growth over Franchise[4]

Business clients growth rate	**1.2X** ▲ franchise
Business deposits growth rate	**1.6X** ▲ franchise
Business card client growth rate	**2.2X** ▲ franchise
Business banking merchant revenue growth rate	**1.4X** ▲ franchise

[1] U.S. Bureau of Economic Analysis (BEA), Census, SBA. [2] SNL Market Share as of April 2026. 2025 Pro-Forma Retail Bank. Includes active, closed, and de novo branches. Deposits capped at $1B. [3] Within 200 mile radius. [4] Feb 2024-Feb 2026 CAGR for California vs. overall USB performance. Business Banking merchant revenue is based on rolling 12 months through Feb 2024 vs. rolling 12 months through Feb 2026.

U.S. Bancorp
5

6©2025 U.S. Bank | Confidential Momentum building across Payments Merchant Processing YoY Fee Revenue $436M 1Q26 Reported Fee Revenue Credit Card Only YoY Fee Revenue $263M 1Q26 Reported Fee Revenue Corporate Payment Products & Prepaid YoY Fee Revenue $217M 1Q26 Reported Fee Revenue 3.5% 4.4% 5.2% 5.0% 5.1% 1Q25 2Q25 3Q25 4Q25 1Q26 4.2% 4.4% 5.2% 5.3% 5.6% 1Q25 2Q25 3Q25 4Q25 1Q26 (0.5)% (1.3)% (3.5)% 0.0% 1.9% 1Q25 2Q25 3Q25 4Q25 1Q26 Consistent execution, durable growth • Mid-single digit fee revenue growth remains steady • Strategic initiatives gaining traction across the business New accounts supporting growth • Double digit new account growth over the last 4 quarters a leading indicator for continued growth • 1Q26 new account acquisition up 18% YoY Momentum beginning to turn • New business wins increasingly contributing to results • Encouraging early signs of spend stabilization Broad based strength across payment categories as we transform the business

7©2025 U.S. Bank | Confidential Growth Momentum Key partnerships to drive strategic priorities Capital markets fee growth Payments transformation Consumer franchise growth Acquisition Cost included in guidance ~$75-$85M in revenue per quarter included in guidance Partnership ~$75-$85M in revenue per quarter included in guidance Partnership 200+ million fans

8©2025 U.S. Bank | Confidential 1Q26 Results Summary Income Statement Balance Sheet Capital 1 Taxable-equivalent basis; Non-GAAP; see appendix for calculation. 2 Common equity tier 1 capital to risk-weighted assets. 3 Non-GAAP; see appendix for calculations. 4 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased inclusive of treasury shares repurchased in connection with stock compensation plans Change vs. $ in millions, except EPS 1Q26 4Q25 1Q25 Net interest income1 $4,291 (.5) % 4.1 % Noninterest income 2,997 (1.8) 5.7 Noninterest expense 4,265 .9 .8 Net income to company 1,945 (4.9) 13.8 Diluted EPS $1.18 (6.3) 14.6 Change vs. $ in millions 1Q26 4Q25 1Q25 Nonperforming assets $1,528 (3.9) % (11.5) % NPA ratio 0.38% (3) bps (7) bps Net charge-off ratio 0.56% 2 bps (3) bps 90+ day delinquency 0.21% (1) bps — bps Ending balance Avg balance Average Period Balance change vs. $ in billions 1Q26 1Q26 4Q25 1Q25 Total assets $701.0 $688.3 .7% 2.8 % Earning assets 635.1 624.2 .6 2.3 Total loans 399.8 393.6 2.4 3.8 Total deposits 528.2 515.1 — 1.7 Change vs. 1Q26 4Q25 1Q25 CET1 capital ratio2 10.8% — bps — bps Total risk-based capital ratio 14.2% — bps (20) bps Book value per share $37.93 1.0% 11.0 % Tangible book value per share3 $29.56 1.5% 15.3 % Earnings returned (millions)4 $1,091 Credit Quality

9©2025 U.S. Bank | Confidential +5 bps Net Interest Margin -260 bps Efficiency Ratio 1.04% 1.19% 1.15% Return on Average Assets 1Q25 4Q25 1Q26 60.8% 57.4% 58.2% 2.72% 2.77% 2.77% Efficiency Ratio Net Interest Margin 1Q25 4Q25 1Q26 Performance Ratios 12.3% 13.5% 12.6% Return on Average Common Equity 1Q25 4Q25 1Q26 17.5% 18.4% 17.0% Return on Tangible Common Equity 1Q25 4Q25 1Q26 Return on Average Assets Return on Average Common Equity Return on Tangible Common Equity1 Efficiency Ratio1 & Net Interest Margin 2 1 Non-GAAP; see appendix for calculations 2 Net interest margin on a taxable-equivalent basis; see appendix for calculations +11 bps Year-over-year Constructive trends reflective of Q1 seasonality +30 bps Year-over-year -50 bps Year-over-year Year-over-year

10©2025 U.S. Bank | Confidential Return on Tangible Common Equity Consistent performance as tangible common equity has strengthened • Accelerating revenue growth momentum • Maintaining expense discipline while investing for growth • TCE stabilizing with moderating capital build and more normalized deployment Positioned to deliver high-teens ROTCE through medium-term3: Historical Performance & Growth in TCE $35 $36 $38 $39 $39 $41 $43 $45 $46 17.4% 18.6% 17.9% 18.3% 17.5% 18.0% 18.6% 18.4% 17.0% Average Tangible Common Equity (TCE), in billions Return on Tangible Common Equity (ROTCE), as adjusted 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Strong net income generation during this period has offset 31% TCE growth since 1Q24 1 Non-GAAP; see appendix for calculations; 2 Non-GAAP; adjusted for notable items; see appendix for calculations and description of notable items; 3 Medium-term represents 2026 and 2027 1 2

11©2025 U.S. Bank | Confidential Balance Sheet Summary Total Average Deposits 1Q26 Highlights Total Average Loans $379 $379 $379 $384 $394 5.91% 5.89% 5.97% 5.80% 5.69% Average Balance Avg Yield % 1Q25 2Q25 3Q25 4Q25 1Q26 Investment Portfolio End of Period Balances $ i billions 1 Consumer includes Wealth. 2 Balances exclude unrealized gains (losses). 3 Non-GAAP; reflects strategic loan sales of $5.5 billion in 2Q25. $171 $174 $171 $171 $174 3.10% 3.18% 3.26% 3.16% 3.08% Ending Balance Avg Yield % 1Q25 2Q25 3Q25 4Q25 1Q26 2 • Average consumer deposits grew 2.7% year-over-year; Another record quarter • Average loan growth of 3.8% year-over-year or 5.3%3 when adjusted for 2Q25 loan sales Interest-bearing deposits 1Q25 2Q25 3Q25 4Q25 1Q26 2.39% 2.41% 2.43% 2.25% 2.13% Avg. Yield % Robust loan growth and strategic portfolio remixing driving year-over-year growth $515 $515 $264 $266 $268 $270 $270 $243 $237 $244 $245 $245 Consumer Wholesale, Trust, Other 1Q25 2Q25 3Q25 4Q25 1Q26 $507 $503 $512 1

12©2025 U.S. Bank | Confidential • Year-over-year increase in net interest income primarily driven by loan growth, improved earning asset mix, and fixed asset repricing • Linked quarter net interest income decrease driven by fewer days in the quarter and deposit seasonality, partially offset by loan growth Net Interest Income % Change vs. 1Q26 4Q25 1Q25 Loans $5,526 (1.3) % (.1) % Loans held for sale 35 (18.6) 25.0 Investment securities 1,303 (3.0) (.4) Other interest income 974 3.8 50.5 Total interest income $7,838 (1.1) 4.3 Deposits $2,284 (6.8) (9.0) Short-term borrowings 645 27.7 nm Long-term debt 646 (5.4) (2.7) Total interest expense $3,575 (1.8) 4.4 Net interest income $4,263 (.5) 4.2 Taxable-equivalent adjustment 28 — (6.7) Net interest income, on a taxable-equivalent basis $4,291 (.5) % 4.1 % Net interest margin (taxable-equivalent basis) 2.77% — bps 5 bps $ i millions nm = not meaningful Improved earnings asset mix, loan growth and fixed asset repricing

13©2025 U.S. Bank | Confidential Noninterest Income $ i millions nm = not meaningful % Change vs. 1Q26 4Q25 1Q25 Payments $1,235 (2.2) % 3.9 % Trust and investment management fees 745 (1.5) 9.6 Capital markets revenue 377 (3.1) 29.1 Investment product fees 97 (4.0) 11.5 Institutional fees 1,219 (2.2) 15.1 Lending and deposit-related fees 294 (2.6) 10.5 Mortgage banking revenue 161 23.8 (6.9) Other 123 12.8 (17.4) Consumer / Other 578 6.8 (1.7) Total fee revenue 3,032 (.6) 6.9 Securities gains (losses), net (35) nm nm Noninterest Income $2,997 (1.8) % 5.7% • Year-over-year increase driven by broad-based growth across most fee categories • On a linked quarter basis, noninterest income decreased driven by seasonally lower card revenue and capital markets revenue, partially offset by higher mortgage banking revenue Broad-based momentum across all fee businesses

14©2025 U.S. Bank | Confidential Noninterest Expense $ i millions % Change vs. 1Q26 4Q25 1Q25 Compensation and benefits $2,628 3.9% (.3) % Technology and communications 573 (1.9) 7.5 Occupancy and equipment 304 (5.0) (.7) Professional services 92 (36.1) (6.1) Marketing and business development 217 16.0 19.2 All other 451 (2.6) (5.3) Total noninterest expense $4,265 .9% .8% • Year-over-year increase in noninterest expense primarily driven by marketing initiatives and technology investments, partially offset by operational efficiencies in compensation expense and other noninterest expense • On a linked quarter basis, increase in noninterest expense driven by seasonally higher compensation expense and higher marketing expense, partially offset by lower net occupancy and equipment, lower professional services, and lower other expense Investing for growth while delivering significant productivity gains

15©2025 U.S. Bank | Confidential 61.1% 62.5% 60.2% 59.9% 60.8% 57.2% 57.4% 58.2% (420) (230) 30 190 270 250 530 440 440 Efficiency Ratio YoY Operating Leverage (bps) 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Disciplined Expense Management Productivity driving consistent positive operating leverage and improving efficiency 1 Non-GAAP; excludes notable items for applicable periods; see appendix for calculations and description of notable items. Adjusted Efficiency Ratio & YoY Operating Leverage1 60.7% 59.2% (470) Proven execution Expense discipline is now embedded in how we run the company, with seven consecutive quarters of positive operating leverage, as adjusted Operating efficiency Improved efficiency ratio in the mid-to-high 50s, reflecting the benefits of sustained cost discipline and continued revenue growth Productivity as a multiplier Ongoing productivity gains from technology enablement and strategic expense initiatives create capacity to reinvest while sustaining leverage

16©2025 U.S. Bank | Confidential $537 $501 $571 $577 $576 $547 $554 $536 $527 $546 $(10) 2.07% 2.07% 2.06% 2.03% 2.00% $ in millions, unless specified Credit Quality Asset quality trends stable-to-improving; YoY provision increase driven by loan growth Amount ($B) Reserve (%) Commercial 1.8 1.2% Commercial real estate 1.3 2.5% Residential mortgage .7 .6% Credit card 3.4 8.9% Other retail .8 2.1% Total 8.0 2.0% Change vs. 1Q26 4Q25 1Q25 Nonperforming assets Balance $1,528 $(62) $(199) NPAs/period-end loans plus OREO 0.38% (3) bps (7) bps Net charge-offs NCOs $546 $19 $(1) NCOs/avg loans 0.56% 2 bps (3) bps Provision for Credit Losses Net Charge-offs (NCO) and Nonperforming Assets (NPA) Highlights Allowance for Credit Losses by Loan Category, 1Q26 • $30M reserve build reflects loan portfolio growth • CECL forecasted peak unemployment rate of 5.9% • Net charge-off ratio decreased 3 bps YoY NCOs Reserve Build (Release) Allowance for Credit Losses / Period-end Loans 1Q25 2Q25 3Q25 4Q25 $35 1Q26 $50 $(53) $30 $ $

17©2025 U.S. Bank | Confidential NDFI Business Credit Intermediaries Overview BSL CLOs | AAA | 2.1% of total loans Highly diversified with no industry exposure >12%; ~95% first-lien collateral; ~65% effective advance rate Commercial ABS | A | 0.5% of total loans Structured credit with ~85% effective advance rate; diversified across products; 3–4x expected loss coverage CDF | A+ | 0.1% of total loans Predominantly first lien; 65–75% effective advance rates; diversification limits with lender valuation rights BDCs | BBB | 0.2% of total loans Exposure to top-tier managers, with top 10 BDCs representing ~71% of the portfolio; primarily first lien; diversification limits; <50% effective advance rate NDFI Business Credit Intermediaries Products NDFI = Non-Depository Financial Institution, C&I = Commercial and Industrial, BSL CLOs = Broadly Syndicated Loan Collateralized Loan Obligation, ABS = Asset Backed Securities, BDC = Business Development Corporation, CDF = Corporate Debt Facilities Credit Category Rating is based on internal ratings mapped to external S&P equivalent ratings Commercial Leasing / Other | BBB - | 0.4% of total loans Predominantly traditional C&I lending to commercial leasing companies Limited exposure to BDCs with structural protections across the portfolio NDFI $246 $104 $37 $13 Other Loans Core C&I Other NDFI Business NDFI 3/31/2026 C&I Total Loans ($B) $8.3 $1.9 $1.8 $1.0 $0.3 3/31/2026 Business NDFI Composition ($B)

18©2025 U.S. Bank | Confidential Capital Management Modest share repurchases with continued capital accretion through earnings 1 1Q23 ratios calculated in accordance with transitional regulatory requirements related to the CECL methodology 2 Non GAAP; see appendix for calculations 1st Quarter Highlights CET1 Ratio Including AOCI 28.9%8.8% 9.2%6.5% 8.5% 10.8% 10.7% 10.9% 10.8% 10.8% 1Q23 1Q25 2Q25 3Q25 4Q25 1Q26 7.1% CET1 Ratio Regulatory Minimum Binding Capital Constraint starting in 4Q25 9.3% • Common Equity Tier 1 capital ratio was flat linked quarter as earnings generation was offset by capital distribution and strong loan growth • Including AOCI, CET1 was 9.3%2 as of March 31, 2026 • Completed common stock repurchases of $200 million CET1 Ratio 9.3% 1

19©2025 U.S. Bank | Confidential $488B 3/31/2026 New Standardized Approach Expanded Risk Based Approach (ERBA) Impact of Proposed Basel III Finalization Current proposal supports return to normalized capital deployment • Delivers meaningful RWA relief under both approaches, concentrated in Residential Mortgage and Investment Grade Commercial portfolios • Provides greater flexibility of capital positioning while supporting clients across traditional banking product needs ~ 5% reduction Risk Weighted Assets (RWA) Pro Forma Impact of RWA Methodology ~ 7% reduction Key Takeaways

20©2025 U.S. Bank | Confidential Guidance - 2Q 2026 1 Taxable-equivalent basis; see appendix for calculation; 1Q26 Performance Net interest income1 Total noninterest expense 1Q Guidance 1Q Result +3% to 4% vs. 1Q25 of $4,122M $4,291M +4.1% vs. 1Q25 +1% vs. 1Q25 of $4,232 $4,265M +0.8% vs. 1Q25 Total fee revenue +5% to 6% vs. 1Q25 of $2,836M $3,032M +6.9% vs. 1Q25 2Q26 Guidance Net interest income1 Total noninterest expense Total fee revenue FY 2026 Guidance +6% to 7% vs. 2Q25 of $4,080M +6% to 7% vs. 2Q25 of $2,981M +3% to 4% vs. 2Q25 of $4,181M Total net revenue Positive operating leverage +4% to 6% vs. FY25 of $28.7B1 200+ bps Guidance excludes the pending BTIG acquisition, which is expected to add ~$200M of quarterly net revenue and be slightly accretive to earnings per share post close in 2026

21©2025 U.S. Bank | Confidential Focused on our Medium-Term Targets 1 Non-GAAP; see appendix for calculations. 2 Excludes securities gains (losses). 3 Non-GAAP; as adjusted for notable items; see appendix for calculation and description of notable items. 4 Medium-term represents 2026 and 2027; subject to economic assumptions described in the appendix. 1Q 2025 4Q 2025 1Q 2026 Medium-term Target4 Return on Average Assets 1.04% 1.19% 1.15% 1.15% to 1.35% Return on Tangible Common Equity1 17.5% 18.4% 17.0% High teens Fee Revenue Growth (YoY)2 5.1% 7.6% 6.9% Mid-single digits Efficiency Ratio1 60.8% 57.4% 58.2% Mid-to-high 50s Operating Leverage (YoY) 270 bps 440 bps 440 bps Committed to positive operating leverage CET1 Capital Ratio (Cat III) 10.8% 10.8% 10.8% ~10% Cat II pro forma CET1 Capital Ratio with AOCI1 8.8% 9.3% 9.3% 3 3 1

22©2025 U.S. Bank | Confidential Momentum Drives Clear Path Forward • Stable economic activity and consistent client behavior continue to support strong fundamentals and a resilient outlook • Constructive Basel III proposal supportive of resuming long-term capital returns with Category II on the horizon • Execution remains the differentiator, deepening connectivity across the franchise and expanding our capacity to grow, consistently and responsibly

23©2025 U.S. Bank Appendix

24©2025 U.S. Bank | Confidential Income Statement Detail 1 Taxable-equivalent basis 2 Non-GAAP; see appendix for calculations % Change $ in millions, except EPS 1Q26 4Q25 1Q25 vs 4Q25 vs 1Q25 Net interest income $4,263 $4,284 $4,092 (.5) % 4.2 % Taxable-equivalent adjustment 28 28 30 — (6.7) Net interest income (taxable-equivalent basis) 4,291 4,312 4,122 (.5) 4.1 Noninterest income 2,997 3,053 2,836 (1.8) 5.7 Net revenue 7,288 7,365 6,958 (1.0) 4.7 Noninterest expense 4,265 4,227 4,232 .9 .8 Operating income 3,023 3,138 2,726 (3.7) 10.9 Provision for credit losses 576 577 537 (.2) 7.3 Income before taxes 2,447 2,561 2,189 (4.5) 11.8 Applicable income taxes 497 510 473 (2.5) 5.1 Net income 1,950 2,051 1,716 (4.9) 13.6 Noncontrolling interests (5) (6) (7) 16.7 28.6 Net Income to company 1,945 2,045 1,709 (4.9) 13.8 Preferred dividends/other 104 80 106 30.0 (1.9) Net Income to common $1,841 $1,965 $1,603 (6.3) % 14.8 % Net interest margin1 2.77% 2.77% 2.72% — bps 5 bps Efficiency ratio2 58.2% 57.4% 60.8% 80 bps (260) bps Diluted EPS $1.18 $1.26 $1.03 (6.3) % 14.6%

25©2025 U.S. Bank | Confidential Average Loans • On a year-over-year basis, average total loan growth was driven by higher commercial loans, commercial real estate loans and credit card loans, partially offset by lower residential mortgages and other retail loans • On a linked quarter basis, the increase in average total loans was broad based across categories Average % of Average Change vs. 1Q 2026 Balance Total 4Q25 1Q25 Commercial1 $150 38% 4.7% 11.4 % Commercial real estate 50 13% 1.9 1.1 Residential mortgages 117 30% 1.1 (1.8) Credit card 37 9% .9 6.4 Other retail 40 10% — (3.5) Total loans $394 2.4% 3.8% $379.0 $384.3 $393.6 1Q25 4Q25 1Q26 $ i billions 1 Includes $12B in Payments commercial loans. +2.4% linked quarter +3.8% year-over-year

NDFI Portfolio - Well Diversified, Strong Credit Quality

Commercial Loan Composition



$50
$104
3/31/2026
Core C&I
NDFI

1Q26 Category Allocation & Credit Category Rating[1]



29.7%
26.5%
15.3%
17.0%
11.5%
3/31/2026
Private Equity A+
Business AA-
Consumer AA
Mortgage BBB
Other A-

Private Equity:
Subscription Lines (e.g., capital call facilities)

Business Credit:
CLOs, Commercial ABS, BDCs

Consumer Credit:
Consumer Auto ABS

Mortgage Credit:
Warehouse Lines, Repo Lines

Other:
All Other (e.g. insurance, broker/dealer)

Non-Depository Financial Institution (NDFI) loan portfolio characteristics:

- Exposures are managed through robust internal processes, including limits sized for our risk appetite
- Growth supported by diversification across repayment sources (institutional investors, industries, and CRE property types)
- Average portfolio credit quality of A+ exceeds that of our core investment-grade corporate and commercial lending book of BBB+1
- Criticized rate is <1% of total NDFI portfolio as compared to 2.1% for core C&I portfolio. U.S. Bank has limited exposure to BDCs at approximately 2% of total NDFI portfolio
- Asset quality supported by strong collateral and structural protections (performance covenants, overcollateralization)

U.S. Bancorp

Loan composition based on ending balances ($ in billions)
CLO = Collateralized Loan Obligations, BDC = Business Development Corporations, ABS = Asset Backed Security
[1] Credit Category Rating is based on internal ratings mapped to external S&P equivalent ratings

26

27©2025 U.S. Bank | Confidential Average Deposits • On a year-over-year basis, increased average total deposits were driven by higher savings, interest checking, and noninterest-bearing deposits partially offset by lower time and money market deposits • On a linked quarter basis, average total deposits were relatively flat with higher savings and money-market deposits offset by lower time deposits, noninterest-bearing deposits, and interest checking deposits $ i billions Noninterest-bearing Interest-bearing 1Q25 4Q25 1Q26 Average Average Change vs. 1Q 2026 Balance 4Q25 1Q25 Noninterest-bearing deposits $81 (3.2) % 1.2 % Money market savings 189 1.5 (3.3) Interest checking 131 (.3) 3.9 Savings accounts 68 6.4 35.9 Time deposits 46 (7.7) (16.0) Total interest-bearing deposits $434 .6% 1.8 % Total deposits $515 — % 1.7% $515.1$515.1$506.5

28©2025 U.S. Bank | Confidential Capital Position $ in billions 1Q26 4Q25 3Q25 2Q25 1Q25 Total U.S. Bancorp shareholders’ equity $65.8 $65.2 $63.3 $61.4 $60.1 Basel III Standardized Approach Common equity tier 1 capital ratio 10.8% 10.8% 10.9% 10.7% 10.8 % Tier 1 capital ratio 12.3% 12.3% 12.4% 12.3% 12.4 % Total risk-based capital ratio 14.2% 14.2% 14.4% 14.3% 14.4 % Leverage ratio 8.8% 8.7% 8.6% 8.5% 8.4 % Common equity to assets 8.4% 8.4% 8.1% 8.0% 7.9 % Tangible common equity to tangible assets 1 6.7% 6.7% 6.4% 6.1% 6.0 % Tangible common equity to risk-weighted assets 1 9.4% 9.4% 9.3% 9.0% 8.9% 1 Non-GAAP; see appendix for calculations

Payment Services

Payments Total Net Revenue by Business (1Q26)



42%
58%

- Payments: Consumer & Small Business (PCS)[2]
- Payments: Merchant & Institutional (PMI)[3]

- Net interest income (taxable-equivalent basis)
- Noninterest income



54%
46%

Historical Linked Quarter Seasonality for Payment Fees Revenue[1]

Segment	1Q	2Q	3Q	4Q
Credit Card	↓	↑	stable	↑
Merchant Processing	stable	↑	stable	↓
Corporate Payments and Treasury[3]	↑	↑	stable	↓

Highlights

- Announced partnership with Amazon to become their exclusive Small Business Cobrand Credit Card issuer
- Launched U.S. Bank Business Shield Visa card to help small business owners navigate fluctuations in finances and resources
- Introduced new additions to PMI leadership with Wally Mlynarski (Elavon CEO), Peter Geronimo (PMI Sales Distribution), and Raj Gazula (PMI CAO)
- Elavon's rebranding initiative reinforces its position as a leading global payments partner
- Elavon was recognized with "Best Performing Gateway in 2026" by TSG[4] and "Best Risk, Fraud & Compliance Solution" at Europe's MPE 2026 awards[5]

Fee Revenue Growth Rates

Credit Card	Merchant Processing (MPS)	Corporate Payments and Treasury[3]
+5.6% year-over-year	+5.1% year-over-year	+2.0% year-over-year

[1] Linked quarter change based on historical trends adjusted for Covid shutdown and recovery. [2] Excludes Debit Card. [3] Includes Prepaid Card and Treasury Management Fee Revenue for consolidated reporting. [4] Elavon was awarded Best Performing Gateway and Best Transaction Speed and was a runner up for Highest Authorization Rate and Best Gateway Uptime at the 2026 The Strawhecker Group (TSG) Real Transaction Metrics Awards. [5] Best Risk, Fraud & Compliance Solution at Europe's Merchant Payment Ecosystem (MPE) 2026 awards for Elavon's AI-driven Pay Defense solution

U.S. Bancorp
29

30©2025 U.S. Bank | Confidential Credit Quality - Commercial $134,451 $137,966 $139,954 $143,114 $149,833 0.30% 0.19% 0.09% 0.29% 0.33 % Average Loans NCO% 1Q25 2Q25 3Q25 4Q25 1Q26 Key StatisticsAverage Loans ($M) and Net Charge-offs Ratio 3.7% 2.6% 1.4% 2.3% 4.7% Linked Quarter Growth Key Points • Average loans increased by 4.7% on a linked quarter basis • Utilization increased on a linked quarter basis to 25.7% for 1Q26 versus 24.7% for 4Q25 $ in millions 1Q25 4Q25 1Q26 Average loans $134,451 $143,114 $149,833 30-89 delinquencies 0.15% 0.23% 0.14% 90+ delinquencies 0.01% 0.01% 0.02 % Nonperforming loans 0.45% 0.48% 0.42 % Revolving Line Utilization Trend 3Q 17 1Q 18 3Q 18 1Q 19 3Q 19 1Q 20 3Q 20 1Q 21 3Q 21 1Q 22 3Q 22 1Q 23 3Q 23 1Q 24 3Q 24 1Q 25 3Q 25 1Q 26 10% 20% 30% 40% 1 I 1Q26, Small Business Credit Card loans have been reclassified from Commercial to Credit Card. Prior periods have been adjusted to reflect this change for comparability 1

31©2025 U.S. Bank | Confidential CRE by Loan Type Mortgage 61% Owner Occupied 20% Construction 19% Credit Quality – Commercial Real Estate Key Points Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (2.0)% (0.9)% (0.5)% 0.5% 1.9% • Average loans increased by 1.9% on a linked quarter basis • 90+ delinquencies remained flat while non-performing improved on a linked quarter basis • Nonperforming loans driven by the Office portfolio $48,890 $48,466 $48,246 $48,490 $49,408 (0.03) % 0.47% 0.85% (0.02) % (0.07) % Average Loans NCO% 1Q25 2Q25 3Q25 4Q25 1Q26 CRE by Property Class SFR Construction 7% Owner Occupied 20% Multi-Family 38% Office 9% Industrial 12% Other 14% $ in millions 1Q25 4Q25 1Q26 Average loans $48,890 $48,490 $49,408 30-89 delinquencies 0.12% 0.10% 0.19% 90+ delinquencies 0.01% 0.03% 0.03 % Nonperforming loans 1.61% 1.06% 1.04% 1 1 SFR = S ngle Family Residential

32©2025 U.S. Bank | Confidential Credit Quality - Residential Mortgage $118,844 $115,616 $114,780 $115,390 $116,690 0.00% 0.00% 0.00% (0.01) % 0.00 % Average Loans NCO% 1Q25 2Q25 3Q25 4Q25 1Q26 Key Points • Average loans increased by 1.1% on a linked quarter basis • Continued low losses and nonperforming loans supported by strong credit quality and collateral values • High credit quality originations continued (weighted average credit score of 773, weighted average LTV of 68%) Linked Quarter Growth Average Loans ($M) and Net Charge-offs Ratio Key Statistics $ in millions 1Q25 4Q25 1Q26 Average loans $118,844 $115,390 $116,690 30-89 delinquencies 0.25% 0.18% 0.14% 90+ delinquencies 0.19% 0.25% 0.23 % Nonperforming loans 0.12% 0.13% 0.14% 0.4% (2.7)% (0.7)% 0.5% 1.1% Residential Mortgage Delinquencies ($M) 30-89 days past due 90+ days past due 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 $— $200 $400 $600 $800 $1,000

33©2025 U.S. Bank | Confidential Credit Quality - Credit Card $35,083 $35,439 $36,079 $37,019 $37,341 4.47% 4.30% 3.80% 3.84% 3.96 % Average Loans NCO% 1Q25 2Q25 3Q25 4Q25 1Q26 Key Points • Average loans increased by 0.9% on a linked quarter basis • Net charge-off ratio increased sequentially to 3.96% consistent with seasonal patterns; Year-over-year down 51bps • 30-89 and 90+ day delinquency rates decreased from prior quarter Average Loans ($M) and Net Charge-offs Ratio Key Statistics (0.2)% 1.0% 1.8% 2.6% 0.9% Linked Quarter Growth $ in millions 1Q25 4Q25 1Q26 Average loans $35,083 $37,019 $37,341 30-89 delinquencies 1.35% 1.34% 1.28% 90+ delinquencies 1.40% 1.27% 1.29 % Nonperforming loans — % — % — % Credit Card Delinquencies ($M) 30-89 days past due 90+ days past due 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 $— $200 $400 $600 $800 $1,000 1 I 1Q26, Small Business Credit Card loans have been reclassified from Commercial to Credit Card. Prior periods have been adjusted to reflect this change for comparability 1

34©2025 U.S. Bank | Confidential Credit Quality - Other Retail Key Points • Average loans flat on a linked quarter basis • Net charge-off ratio increased 2 bps on a linked quarter basis, predominantly driven by retail leasing Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (1.9)% (1.7)% (2.3)% 0.4% —% $41,760 $41,042 $40,093 $40,272 $40,288 0.61% 0.52% 0.57% 0.67% 0.69 % Average Loans NCO% 1Q25 2Q25 3Q25 4Q25 1Q26 Auto Loans 9% Installment 36% Home Equity 35% Retail Leasing 9% Revolving Credit 11% $ in millions 1Q25 4Q25 1Q26 Average loans $41,760 $40,272 $40,288 30-89 delinquencies 0.50% 0.46% 0.41% 90+ delinquencies 0.14% 0.13% 0.13 % Nonperforming loans 0.36% 0.40% 0.39%

35©2025 U.S. Bank | Confidential Financial Targets Return on Average Assets Return on Tangible Common Equity Fee Income Growth (YoY) Efficiency Ratio 1.15% to 1.35% High teens Mid-single digits Mid-to-high 50s Medium-term1 Key assumptions2 Modest GDP growth Stable unemployment rate Moderating inflation Current tax policy Fed Funds rate path consistent with market implied Upward sloping yield curve driven by rate cuts Stable credit quality 1 Me ium-term represents 2026 and 2027 2 Key assumptions as of September 12, 2024 and presented at Investor Day

36©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (Dollars and Shares in Millions Except Per Share Data, Unaudited) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total equity $ 66,247 $ 65,651 $ 63,798 $ 61,896 $ 60,558 Preferred stock (6,808) (6,808) (6,808) (6,808) (6,808) Noncontrolling interest (461) (458) (458) (458) (462) Common equity (a) 58,978 58,385 56,532 54,630 53,288 Goodwill (net of deferred tax liability) (1) (11,588) (11,603) (11,603) (11,613) (11,521) Intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,429) (1,507) (1,605) (1,699) (1,761) Tangible common equity (b) 45,961 45,275 43,324 41,318 40,006 Total assets (c) 700,998 692,345 695,357 686,370 676,489 Goodwill (net of deferred tax liability) (1) (11,588) (11,603) (11,603) (11,613) (11,521) Intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,429) (1,507) (1,605) (1,699) (1,761) Tangible assets (d) 687,981 679,235 682,149 673,058 663,207 Risk-weighted assets, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implementation if applicable (e) 487,958 480,382 465,092 459,521 450,290 Common shares outstanding (f) 1,555 1,555 1,556 1,558 1,560 Ratios Common equity to assets (a)/(c) 8.4% 8.4% 8.1% 8.0% 7.9% Tangible common equity to tangible assets (b)/(d) 6.7 6.7 6.4 6.1 6.0 Tangible common equity to risk-weighted assets (b)/(e) 9.4 9.4 9.3 9.0 8.9 Tangible book value per common share (b)/(f) $ 29.56 $ 29.12 $ 27.84 $ 26.52 $ 25.64 * (1) – s e l st page in appendix for corresponding notes *Preliminary data. Subject to change prior to filings with applicable regulatory agencies.

37©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (Dollars in Millions, Unaudited) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 March 31, 2023 Common equity tier 1 capital, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implementation (a) 52,648 51,665 50,587 49,382 48,482 42,027 Accumulated Other Comprehensive Income (AOCI) related adjustments (2) (7,049) (6,893) (7,638) (8,458) (8,737) (10,153) Common equity tier 1 capital, including AOCI related adjustments (2) (b) 45,599 44,772 42,949 40,924 39,745 31,874 Risk-weighted assets, determined in accordance with transitional regulatory capital requirements related to the current expected credit losses methodology implementation (c) 487,958 480,382 465,092 459,521 450,290 494,048 Ratios Common equity tier 1 capital ratio (a)/(c) 10.8% 10.8% 10.9% 10.7% 10.8% 8.5 % Common equity tier 1 capital ratio, including AOCI related adjustments (2) (b)/(c) 9.3 9.3 9.2 8.9 8.8 6.5 (2) – s e l st page in appendix for corresponding notes

38©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (3), (4) - see last page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) March 31, 2026 March 31, 2025 December 31, 2025 December 31, 2024 September 30, 2025 September 30, 2024 Net interest income $ 4,263 $ 4,092 $ 4,284 $ 4,146 $ 4,222 $ 4,135 Taxable-equivalent adjustment (3) 28 30 28 30 29 31 Net interest income, on a taxable-equivalent adjustment basis 4,291 4,122 4,312 4,176 4,251 4,166 Net interest income, on a taxable-equivalent basis (as calculated above) 4,291 4,122 4,312 4,176 4,251 4,166 Noninterest income 2,997 2,836 3,053 2,833 3,078 2,698 Total net revenue 7,288 6,958 7,365 7,009 7,329 6,864 Less: Securities gains (losses), net (35) — 3 (1) (7) (119) Total net revenue, excluding net securities gains (losses) (a) 7,323 6,958 7,362 7,010 7,336 6,983 Percent change (b) 5.2% 5.0% 5.1 % Noninterest expense (c) 4,265 4,232 4,227 4,311 4,197 4,204 Percentage change (d) 0.8% (1.9) % (0.2) % Less: Notable items (4) — — — 109 — — Total noninterest expense, excluding notable items 4,265 4,232 4,227 4,202 4,197 4,204 Percentage change (e) 0.8% 0.6% (0.2) % Pre-provision net revenue 3,023 2,726 3,138 2,698 3,132 2,660 Percentage change 11% 16% 18 % Pre-provision net revenue, excluding notable items 3,023 2,726 3,138 2,807 3,132 2,660 Percentage change 11% 12% 18 % Operating leverage (b) - (d) 4.4% 6.9% 5.3 % Operating leverage, excl. notable items (b) - (e) 4.4% 4.4% 5.3 % Efficiency ratio (c) / (a) 58.2% 57.4% 57.2%

39©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) June 30, 2025 June 30, 2024 March 31, 2025 March 31, 2024 December 31, 2024 December 31, 2023 Net interest income $ 4,051 $ 4,023 $ 4,092 $ 3,985 $ 4,146 $ 4,111 Taxable-equivalent adjustment (3) 29 29 30 30 30 31 Net interest income, on a taxable-equivalent adjustment basis 4,080 4,052 4,122 4,015 4,176 4,142 Net interest income, on a taxable-equivalent basis (as calculated above) 4,080 4,052 4,122 4,015 4,176 4,142 Noninterest income 2,924 2,815 2,836 2,700 2,833 2,620 Total net revenue 7,004 6,867 6,958 6,715 7,009 6,762 Less: Securities gains (losses), net (57) (36) — 2 (1) (116) Total net revenue, excluding net securities gains (losses) (a) 7,061 6,903 6,958 6,713 7,010 6,878 Percent change (b) 2.3% 3.6% 1.9 % Noninterest expense (c) 4,181 4,214 4,232 4,459 4,311 5,219 Percentage change (d) (0.8) % (5.1) % (17.4) % Less: Notable items (4) — 26 — 265 109 1,015 Total noninterest expense, excluding notable items (e) 4,181 4,188 4,232 4,194 4,202 4,204 Percentage change (f) (0.2) % 0.9% — % Pre-provision net revenue 2,823 2,653 2,726 2,256 Percentage change 6% 21 % Pre-provision net revenue, excluding notable items 2,823 2,679 2,726 2,521 Percentage change 5% 8 % Operating leverage (b) - (d) 3.1% 8.7% 19.3 % Operating leverage, excl. notable items (b) - (f) 2.5% 2.7% 1.9 % Efficiency ratio (c) / (a) 59.2% 60.8% 61.5 % Efficiency ratio, excluding notable items (e) / (a) 59.9% (3), (4) - see last page in appendix for corresponding notes

40©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (3), (4) - see last page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) September 30, 2024 September 30, 2023 June 30, 2024 June 30, 2023 March 31, 2024 March 31, 2023 Net interest income $ 4,135 $ 4,236 $ 4,023 $ 4,415 $ 3,985 $ 4,634 Taxable-equivalent adjustment (3) 31 32 29 34 30 34 Net interest income, on a taxable-equivalent adjustment basis 4,166 4,268 4,052 4,449 4,015 4,668 Net interest income, on a taxable-equivalent basis (as calculated above) 4,166 4,268 4,052 4,449 4,015 4,668 Noninterest income 2,698 2,764 2,815 2,726 2,700 2,507 Total net revenue 6,864 7,032 6,867 7,175 6,715 7,175 Less: Securities gains (losses), net (119) — (36) 3 2 (32) Total net revenue, excluding net securities gains (losses) (a) 6,983 7,032 6,903 7,172 6,713 7,207 Percent change (b) (0.7) % (3.8) % (6.9) % Less: Notable items (4) — — — (22) — — Total net revenue, excluding net securities gains (losses) and notable items (c) 6,983 7,032 6,903 7,194 6,713 7,207 Percent change (d) (0.7) % (4.0) % (6.9) % Noninterest expense (e) 4,204 4,530 4,214 4,569 4,459 4,555 Percentage change (f) (7.2) % (7.8) % (2.1) % Less: Notable items (4) — 284 26 310 265 244 Total noninterest expense, excluding notable items (g) 4,204 4,246 4,188 4,259 4,194 4,311 Percentage change (h) (1.0) % (1.7) % (2.7) % Operating leverage (b) - (f) 6.5% 4.0% (4.8) % Operating leverage, excl. notable items (d) - (h) 0.3% (2.3) % (4.2) % Efficiency ratio (e) / (a) 60.2% 61.0% 66.4 % Efficiency ratio, excluding notable items (g) / (c) 60.7% 62.5%

41©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (3), (4) - see last page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) December 31, 2023 December 31, 2022 Net interest income $ 4,111 $ 4,293 Taxable-equivalent adjustment (3) 31 32 Net interest income, on a taxable-equivalent adjustment basis 4,142 4,325 Net interest income, on a taxable-equivalent basis (as calculated above) 4,142 4,325 Noninterest income 2,620 2,043 Total net revenue 6,762 6,368 Less: Securities gains (losses), net (116) (18) Total net revenue, excluding net securities gains (losses) (a) 6,878 6,386 Percent change (b) 7.7 % Less: Notable items (4) — (381) Total net revenue, excluding net securities gains (losses) and notable items (c) 6,878 6,767 Percent change (d) 1.6 % Noninterest expense (e) 5,219 4,043 Percentage change (f) 29.1 % Less: Notable items (4) 1,015 90 Total noninterest expense, excluding notable items (g) 4,204 3,953 Percentage change (h) 6.3 % Operating leverage (b) - (f) (21.4) % Operating leverage, excl. notable items (d) - (h) (4.7) % Efficiency ratio (e) / (a) 75.9 % Efficiency ratio, excluding notable items (g) / (c) 61.1%

42©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) March 31, 2026 December 31, 2025 September 30, 2025 Net income applicable to U.S. Bancorp common shareholders $ 1,841 $ 1,965 $ 1,893 Intangibles amortization (net-of-tax) 87 100 99 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 1,928 2,065 1,992 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 7,819 8,193 7,903 Average total equity 66,315 65,048 63,101 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (458) (458) (458) Average goodwill (net of deferred tax liability) (1) (11,601) (11,599) (11,609) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,474) (1,568) (1,659) Average tangible common equity (b) 45,974 44,615 42,567 Return on tangible common equity (a)/(b) 17.0% 18.4% 18.6% (1) – s e l st page in appendix for corresponding notes

43©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) June 30, 2025 March 31, 2025 December 31, 2024 Net income applicable to U.S. Bancorp common shareholders $ 1,733 $ 1,603 $ 1,581 Intangibles amortization (net-of-tax) 98 97 110 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 1,831 1,700 1,691 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 7,344 6,894 6,727 Average total equity 61,356 60,071 59,272 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (457) (460) (460) Average goodwill (net of deferred tax liability) (1) (11,544) (11,513) (11,515) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,734) (1,806) (1,885) Average tangible common equity (b) 40,813 39,484 38,604 Return on tangible common equity (a)/(b) 18.0% 17.5% 17.4 % Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (as calculated above) $ 1,691 Less: Notable items, including the impact of earnings allocated to participating stock awards (4) (81) Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items 1,772 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (c) 7,049 Average tangible common equity (as calculated above) (d) 38,604 Return on tangible common equity, excluding notable items (c)/(d) 18.3% (1), (4) – see last page in appendix for corresponding notes

44©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) September 30, 2024 June 30, 2024 March 31, 2024 Net income applicable to U.S. Bancorp common shareholders $ 1,601 $ 1,518 $ 1,209 Intangibles amortization (net-of-tax) 112 113 115 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 1,713 1,631 1,324 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 6,815 6,560 5,325 Average total equity 58,744 56,492 56,131 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (461) (463) (464) Average goodwill (net of deferred tax liability) (1) (11,494) (11,457) (11,473) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,981) (2,087) (2,208) Average tangible common equity (b) 38,000 35,677 35,178 Return on tangible common equity (a)/(b) 17.9% 18.4% 15.1 % Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (as calculated above) $ 1,631 $ 1,324 Less: Notable items, including the impact of earnings allocated to participating stock awards (4) (19) (198) Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items 1,650 1,522 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (c) 6,636 6,121 Average tangible common equity (as calculated above) (d) 35,677 35,178 Return on tangible common equity, excluding notable items (c)/(d) 18.6% 17.4% (1), (4) – see last page in appendix for corresponding notes

45©2025 U.S. Bank | Confidential Notes 1. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. 2. Includes Accumulated Other Comprehensive Income (AOCI) related to available for sale securities, pension plans, and available for sale to held to maturity transfers. 3. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. 4. Notable items for the three months ended December 31, 2024 of $109 million ($82 million net-of-tax) included lease impairments and operational efficiency actions. Notable items for the three months ended June 30, 2024 included a $26 million ($19 million net-of-tax) charge for the increase in FDIC special assessment. Notable items for the three months ended March 31, 2024 of $265 million ($199 million net-of-tax) included $155 million of merger and integration-related charges and a $110 million charge for the increase in the FDIC special assessment. Notable items for the three months ended December 31, 2023 of $1.1 billion ($780 million net-of-tax, including a $70 million discrete tax benefit) included $(118) million of noninterest income related to investment securities balance sheet repositioning and capital management actions, $171 million of merger and integration-related charges, $734 million of FDIC special assessment charges and a $110 million charitable contribution. Notable items for the three months ended September 30, 2023 included $284 million ($213 million net-of-tax) of merger and integration-related charges. Notable items for the three months ended June 30, 2023 of $575 million ($432 million net-of-tax) included $(22) million of noninterest income related to balance sheet repositioning and capital management actions, $310 million of merger and integration-related charges, and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions. Notable items for the three months ended March 31, 2023 included $244 million ($183 million net-of-tax) of merger and integration-related charges.

46©2025 U.S. Bank | Confidential 1. 2. 3. 4. Notable items for the three months ended December 31, 2022 of $1.3 billion ($952 million net-of-tax) included $(399) million of noninterest income related to balance sheet repositioning and capital management actions, $90 million of merger and integration-related charges and $791 million of provision for credit losses related to the acquisition of Union Bank and balance sheet optimization activities. Notes

47©2025 U.S. Bank | Confidential Thank you